Exhibit 99.2

Contact:	Press Jim Sheehan SeaChange +1-978-897-0100 x3064 jim.sheehan@schange.com	Investors Monica Gould The Blueshirt Group +1-212-871-3927 monica@blueshirtgroup.com

SEACHANGE INTERNATIONAL APPOINTS SOFTWARE VETERAN

ED TERINO TO CHIEF EXECUTIVE OFFICER

ACTON, Mass. (April 7, 2016) – Multiscreen innovator SeaChange International, Inc. (NASDAQ: SEAC) today announced the appointment of software company management veteran Edward Terino to the position of Chief Executive Officer, effective April 6, 2016, immediately following the SeaChange board of directors’ termination of the employment of prior CEO Jay Samit.

Mr. Terino had previously served as SeaChange’s Chief Operating Officer, beginning June 2015, with global responsibility for product development, engineering, services, sales and marketing. He will continue to serve on the Company’s board of directors, which he joined in 2010. Mr. Terino’s extensive track record in C-level corporate strategy, execution and board participation spans ten public companies, including six business-to-business enterprise-level software providers in addition to SeaChange.

“Since joining the team as COO, Ed’s performed a crucial role in driving SeaChange’s operations to far greater efficiency, quality and strategic orientation toward profitability and growth,” said Steve Craddock, Board Chairman, SeaChange. “This rigorous commitment to strengthening our fundamentals has translated into increasing customer success and assurance for SeaChange’s long-term position as provider of the premier delivery, management and monetization software solutions for television service providers and emerging video markets.”

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Ed Terino commented, “We’ve built a strong management team that’s well matched to the global opportunity for empowering service providers and content owners to fully leverage their video across multiple business models. We’re eager to complete the work of optimizing our focus on software products and ramping up go-to-market initiatives to capture a larger share of our core market and new sectors.”

Prior to joining SeaChange, Mr. Terino’s management roles included SVP and CFO of Art Technology Group; CEO and CFO of Arlington Tankers Ltd.; CEO, Treasurer and Secretary of Celerity Solutions; and VP of Finance and Operations at Houghton Mifflin Harcourt. He served as board director for software and technology companies including Baltic Trading Ltd., Extreme Networks, Inc., S1 Corporation, Phoenix Technologies Ltd., and EBT International, Inc. Mr. Terino earned his MBA at Suffolk University and BA at Northeastern University.

Mr. Terino will address the Noble Financial Capital Markets NAB2016 investor conference on Tuesday, April 19 at 3:00PM PT in Las Vegas. Visit www.schange.com/company/events to book an appointment with SeaChange during upcoming industry conferences including NAB 2016 (April 16-21, Las Vegas) and INTX (May 16-18, Boston).

Editor’s note: Visit www.schange.com/photos/ed-terino to download a headshot of Ed Terino, CEO, SeaChange.

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Safe Harbor Provision

Any statements contained in this press release that do not describe historical facts are neither promises nor guarantees and may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements contained herein are based on current assumptions and expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations. Factors that could cause actual future results to differ materially from current expectations include the following: the continued spending by the Company’s customers on video systems and services and expenses we may incur in fulfilling customer arrangements; the continued development of the multiscreen video and OTT market; the inability to meet revenue targets for our SaaS-based multiscreen service offering; the Company’s ability to successfully introduce new products or enhancements to existing products and the rate of decline in revenue attributable to our legacy products; the Company’s transition to being a company that primarily provides software solutions; worldwide economic cycles; measures taken to address the variability in the market for our products and services; the loss of or reduction in demand by one of the Company’s large customers; consolidation in the television service providers industry; the cancellation or deferral of purchases of the Company’s products; the length of the Company’s sales cycles; the timing of revenue recognition of new products due to customer integration and acceptance requirements; any decline in demand or average selling prices for our products and services; failure to manage product transitions; failure to achieve our financial forecasts due to inaccurate sales forecasts or other factors, including due to expenses we may incur in fulfilling customer arrangements; the Company’s ability to generate sufficient revenues to reduce its losses or regain profitability; the Company’s ability to manage its growth; the risks associated with international operations; the ability of the Company and its intermediaries to comply with the Foreign Corrupt Practices Act; foreign currency fluctuation; the Company’s ability to protect its intellectual property rights and the expenses that may be incurred by the Company to protect its intellectual property rights; an unfavorable result of current or future litigation; content providers limiting the scope of content licensed for use in the video-on-demand and OTT market or other limitations in materials we use to provide our products and services; the Company’s ability to obtain necessary licenses or distribution rights for third-party technology; the Company’s ability to compete in its marketplace; the Company’s ability to respond to changing technologies; the impact of acquisitions, divestitures or investments made by the Company; the Company’s ability to access sufficient funding to finance desired growth and operations; the impact of changes in the market on the value of our investments; any impairment of the Company’s assets; changes in the regulatory environment; the Company’s ability to hire and retain highly skilled employees; the ability of the Company to manage and oversee the outsourcing of engineering work; additional tax liabilities to which the Company may be subject; the security measures of the Company are breached and customer data or our data is obtained unlawfully; service interruptions or delays from our third-party data center hosting facilities; the implementation of restructuring programs; disruptions to the Company’s information technology systems; uncertainties of regulation of Internet and data tracking over the Internet; if securities analysts do not publish favorable research or reports about our business; our use of non-GAAP reporting; the effectiveness of the Company’s disclosure controls and procedures and internal controls over financial reporting; the Company’s use of estimates in accounting for the Company’s contracts; the performance of the Company’s third-party vendors; the Company’s entry into fixed price contracts and the related risk of cost overruns; the risks associated with purchasing material components from sole suppliers and using a limited number of third-party manufacturers; compliance with conflict minerals regulations; terrorist acts, conflicts, wars and geopolitical uncertainties; the Company’s Delaware anti-takeover provisions; and the effect on revenue and reported results of a change in financial accounting standards.

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Further information on factors that could cause actual results to differ from those anticipated is detailed in various publicly available documents made by the Company from time to time with the Securities and Exchange Commission, including but not limited to, those appearing under the caption “Certain Risk Factors” in the Company’s Annual Report on Form 10-K filed on April 7, 2015. Any forward-looking statements should be considered in light of those factors. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in Company expectations or events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results may differ from those set forth in the forward-looking statements.

About SeaChange International

Enabling our customers to deliver billions of premium video streams across a matrix of pay-TV and OTT platforms, SeaChange (Nasdaq: SEAC) empowers service providers, broadcasters, content owners and brand advertisers to entertain audiences, engage consumers and expand business opportunities. As a three-time Emmy award-winning organization with over 20 years of experience, we give media businesses the content management, delivery, measurement and analytics capabilities they need to craft an individualized branded experience for every viewer that sets the pace for quality and value worldwide. Visit www.schange.com.

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